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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 4, 2005 (July 31, 2005)
                                                --------------------------------


                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           0-20050                                       36-3210283
-------------------------------             ---------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                            61356
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code         (815) 875-4444
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Effective July 31, 2005, Princeton National Bancorp, Inc. ("Princeton") completed the acquisition of Somonauk FSB Bancorp, Inc. ("Somonauk"), the holding company of Farmers State Bank. Concurrently, Farmers State Bank was merged with and into Citizens First National Bank, a wholly-owned subsidiary of Princeton.

         As a result of the transaction, former Somonauk stockholders will receive a combination of Princeton common stock and cash in exchange for their shares of Somonauk common stock. Specifically, Somonauk stockholders will receive $783.65 in cash and 6.6923 shares of Princeton common stock for each share of Somonauk common stock they owned. To Princeton's knowledge, 50,598 shares of Somonauk common stock were outstanding at the effective time of the merger.

         Former Somonauk stockholders will receive information on how to exchange their shares from Citizens First National Bank who is serving as exchange agent in connection with the merger.

         The terms of the merger are contained in the Agreement and Plan of Merger which was filed with the Securities and Exchange Commission in Princeton's Form 8-K dated February 25, 2005. Princeton's Registration Statement on Form S-4 (Registration No. 333-124321), which was declared effective by the Securities and Exchange Commission on June 10, 2005, sets forth additional information regarding Princeton, Somonauk and the merger.

         On August 2, 2005, Princeton issued a news release to announce the completion of the transaction and other related matters. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Princeton announced that, effective August 1, 2005, Willard Lee, Chairman of Somonauk, has been appointed to the Princeton Board of Directors. Also, James Miller has resigned from Princeton's Board of Directors. Mr. Miller will continue in his capacity as Executive Vice President of Princeton.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

      (a)         Financial Statements of Business Acquired.

         Princeton will provide the financial statements required by paragraph
(a) of Item 9.01 of the Form 8-K promulgated by the Securities and Exchange Commission ("the Commission") pursuant to the Securities Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

      (b)         Pro Forma Financial Information.


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         Princeton will provide the pro forma information required by paragraph
(b) of Item 9.01 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (c)      Exhibits.

         Exhibit 99.1      August 2, 2005 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRINCETON NATIONAL BANCORP, INC.
                                                  (Registrant)


                                        By:  /s/ Tony J. Sorcic
                                           ------------------------------------
                                              Tony J. Sorcic, President and
                                               Chief Executive Officer


Dated: August 4, 2005


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                                  EXHIBIT INDEX


NUMBER                     DESCRIPTION
------                     -----------

  99.1                     August 2, 2005 Press Release




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